UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2010
QUESTCOR PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	001-14758 (Commission File Number)	33-0476164 (I.R.S. Employer Identification No.)

3260 Whipple Road Union City, California (Address of Principal Executive Offices)	94587 (Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On July 1, 2010, the Board of Directors (the “Board”) of Questcor Pharmaceuticals, Inc. (the “Company”) appointed Mitchell J. Blutt, M.D., as a director of the Company. In connection with his joining the Board, Dr. Blutt has been named to the Board’s Audit Committee.
As a director, Dr. Blutt shall participate in the Company’s 2004 Non-Employee Directors’ Equity Incentive Plan (the “Plan”), and shall be paid an annual retainer of $40,000, paid quarterly in arrears.
A copy of the press release announcing the appointment of Dr. Blutt to the board of directors and containing Dr. Blutt’s biographical information is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description
99.1	Questcor Pharmaceuticals, Inc. press release dated July 6, 2010.

SIGNATURES
     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2010	QUESTCOR PHARMACEUTICALS, INC.
	By:	/s/ Gary M. Sawka
Gary M. Sawka
Senior Vice President, Finance, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Questcor Pharmaceuticals, Inc. press release dated July 6, 2010.